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                    U.S. Securities and Exchange Commission
                            Washington, D.C.  20549

                    =======================================

                                    Form 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    =======================================


     Date of Report (Date of earliest event reported):  JANUARY 9, 1998

                         Roberts Realty Investors, Inc.
               (Exact name of Registrant as specified in charter)


          Georgia                    0-28048                   56-2122873
(State or other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                  Identification Number)


      8010 Roswell Road, Suite 120, Atlanta, Georgia    30350
         (Address of principal executive offices)     (Zip Code)

                                 (770) 394-6000

              (Registrant's Telephone Number, including Area Code)

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
                                    FORM 8-K

ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

On January 9, 1998, Roberts Realty Investors, Inc. (the "Company") completed the sale of the Windsong community for $9,750,000 in cash. Windsong is a 232-unit apartment community located on St. Simons Island on the southeastern coast of Georgia. Net sales proceeds were $5,193,667 after deduction for loan repayment of $3,959,042 and closing costs and prorations totaling $597,291. The Company intends to reinvest the net sales proceeds in a replacement property in connection with a Section 1031 tax-deferred exchange. The purchaser, Windsong Apartments, L.P., is unaffiliated with the Company and the transaction was negotiated at arm's length. In negotiating the sales price, the Company considered, among other factors, the Windsong community's historical and anticipated cash flows, the condition of the community, the extensive renovations completed by the Company, and current market conditions.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

(a)   Pro Forma Financial Statements

      (I) Pro forma condensed consolidated balance sheet as of September 30, 1997 (unaudited).

      (ii) Pro forma consolidated statements of operations for the year ended December 31, 1996 (unaudited) and for the nine months ended September 30, 1997 (unaudited).

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 1997
(UNAUDITED)

-------------------------------------------------------------------------------

This unaudited pro forma condensed consolidated balance sheet is presented as if Roberts Realty Investors, Inc. (the "Company") had completed the sale of the Windsong community on September 30, 1997. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company.

(DOLLARS IN THOUSANDS)


                                                            (B)                                  THE
                                                        ADJUSTMENTS                            COMPANY
                                           (A)          FOR SALE OF         PRO FORMA         PRO FORMA
                                       HISTORICAL      AUTUMN RIDGE        ADJUSTMENTS       CONSOLIDATED
                                       ----------      ------------        -----------       ------------

ASSETS

NET REAL ESTATE ASSETS                 $106,513                            $ (7,749)(F)        $ 98,764

CASH AND CASH EQUIVALENTS                11,041           5 (C)               5,340 (G)          16,386

RESTRICTED CASH                             667                                 (46)(H)             621

OTHER ASSETS-NET                          1,067          (8)(D)                                   1,059
                                       ----------------------------------------------------------------

                                       $119,288         $(3)               $ (2,455)          $ 116,830
                                       ================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES

     Mortgage notes payable            $ 68,179                            $ (4,069)(I)        $ 64,110
     Other liabilities                    4,655          (3)(E)                 (40)(J)           4,612
                                       ----------------------------------------------------------------

                                         72,834          (3)                 (4,109)             68,722

MINORITY INTEREST                        20,672                                 736 (K)          21,408

SHAREHOLDERS' EQUITY

     Common stock                            42                                                      42
     Additional paid-in capital          29,396                                (736)(K)          28,660
     Accumulated deficit                 (3,656)                              1,654 (L)          (2,002)
                                       ----------------------------------------------------------------

                                         25,782                                 918              26,700
                                       ----------------------------------------------------------------

                                       $119,288         $(3)               $ (2,455)          $ 116,830
                                       ================================================================

                                       2

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Notes to pro forma condensed consolidated balance sheet (unaudited):

(A) Reflects the unaudited historical consolidated balance sheet of Roberts Realty Investors, Inc. as of September 30, 1997.

(B) Represents the adjustments necessary to reflect the effects of the Company's sale of the Autumn Ridge community.

(C) Reflects the increase in cash from the collection of $8,000 of receivables less the payment of $3,000 of accounts payable which relate to the sale of the Autumn Ridge community.

(D) Reflects the collection of certain receivables related to the sale of the Autumn Ridge community.

(E) Reflects the payment of accounts payable related to the sale of the Autumn Ridge community.

(F) Reflects a decrease for the net book value of the Windsong community that was sold on January 9, 1998.

(G) Reflects net sales proceeds of $5,294,000 (before revenue and expense prorations of $100,000) from the sale of the Windsong community on January 9, 1998 and $46,000 from the release of restrictions on restricted cash balances as a result of the sale.

(H) Reflects the decrease due to the release of restrictions on certain cash balances as a result of the sale of the Windsong community.

(I) Reflects a decrease for the $3,959,000 mortgage note payable that was assumed by the buyer of the Windsong community and the write-off of the $110,000 mortgage note premium as a result of the sale.

(J) Reflects the elimination of resident security deposits as a result of the sale of the Windsong community.

(K) Represents the adjustment necessary to reflect the 44.5% pro forma minority interest in the aggregate gain of $1,654,000 realized on the sale of the Windsong community.

(L) Represents a gain of $1,544,000 on the sale of the Windsong community and a $110,000 extraordinary gain on the early extinguishment of indebtedness.

                                       3

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ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 1997
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
-------------------------------------------------------------------------------

The accompanying pro forma consolidated statement of operations is presented as if the Company's sale of the Autumn Ridge and Windsong communities and the purchase of Roberts Properties Management L.L.C. had occurred as of January 1, 1997. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been had these transactions occurred on January 1, 1997, nor does it purport to represent the results of operations for future periods.


                                                                  (B)
                                                                ROBERTS
                                                              PROPERTIES        (C)
                                                              MANAGEMENT       AUTUMN          (D)
                                                   (A)          L.L.C.         RIDGE         WINDSONG                          PRO
                                                HISTORICAL    HISTORICAL     HISTORICAL     HISTORICAL    ADJUSTMENTS        FORMA
                                                ----------    ----------     ----------     ----------    -----------        -----
OPERATING REVENUES                              $  13,171        $211        $(1,088)       $(1,315)      $   (211) (E)  $  10,768

OPERATING EXPENSES:
     Personnel                                      1,281                       (143)          (132)                         1,006
     Utilities                                        872                       (124)           (61)                           687
     Repairs, maintenance and landscaping             799                       (112)          (139)                           548
     Real estate taxes                              1,093                        (62)           (61)                           970
     Management fees to related party                 211                        (20)           (21)          (170) (F)          0
     Marketing, insurance and other                   605                        (50)           (55)                           500
     General and administrative expenses            1,149         183                                                        1,332
     Depreciation of real estate assets             4,344                       (363)          (369)                         3,612
                                                ----------------------------------------------------------------------------------

          Total operating expenses                 10,354         183           (874)          (838)          (170)          8,655

INCOME FROM OPERATIONS                              2,817          28           (214)          (477)           (41)          2,113
                                                ----------------------------------------------------------------------------------

OTHER INCOME (EXPENSES):
     Interest income                                  263                        (32)            (2)                           229
     Interest expense                              (3,570)                       230            230                         (3,110)
     Gain on sale of asset                          1,792                     (1,792)                                            0
     Loss on disposal of assets                      (124)                        17             23                            (84)
     Amortization of deferred financing costs         (90)                         6                                           (84)
     Other amortization expense                       (26)         (7)                                           7  (G)        (26)
     Acquisition Roberts Properties Mgmt, LLC      (5,900)                                                   5,900  (H)          0
                                                ----------------------------------------------------------------------------------

          Total other income (expenses)            (7,655)         (7)        (1,571)           251          5,907          (3,075)


INCOME (LOSS) BEFORE MINORITY
INTEREST & EXTRAORDINARY ITEM                      (4,838)         21         (1,785)          (226)         5,866            (962)

MINORITY INTEREST                                   2,085                                                   (1,656) (I)        429
                                                ----------------------------------------------------------------------------------

INCOME (LOSS) BEFORE
EXTRAORDINARY ITEM                              $  (2,753)       $ 21        $(1,785)       $  (226)      $  4,210       $    (533)
                                                ==================================================================================

PER SHARE DATA:

     Income (loss) before extraordinary item    $   (0.66)                                                               $   (0.13)
                                                =========                                                                =========

     Weighted average common shares
          outstanding                           4,186,330                                                                4,186,330
                                                =========                                                                =========


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Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the Company's unaudited historical consolidated statement of operations for the nine months ended September 30, 1997.

(B) Reflects the historical statement of operations for the three months ended March 31, 1997, the period prior to the acquisition of Roberts Properties Management, L.L.C. ("Roberts Management").

(C) Reflects the historical statement of operations for the Autumn Ridge community for the period January 1, 1997 to August 26, 1997. On August 26, 1997, the Autumn Ridge community was sold and all of its operating revenues and expenses have been eliminated from the pro forma for the period presented.

(D) Reflects the historical statement of operations for the Windsong community for the nine months ended September 30, 1997. On January 9, 1998, the Windsong community was sold and all operating revenues and expenses have been eliminated from the pro forma for the period presented.

(E) Reflects the elimination of management fee income as a result of the merger of Roberts Management into Roberts Properties Residential, L.P.

(F) Reflects the elimination of management fees paid to Roberts Management by Roberts Properties Residential, L.P. The fees related to the Autumn Ridge community are eliminated in adjustment (C) and the fees related to the Windsong community are eliminated in adjustment (D).

(G) Reflects the elimination of amortization expense resulting from the write-off of Roberts Management's unamortized management contracts.

(H) Reflects the elimination of the nonrecurring expense associated with the purchase of Roberts Management.

(I) Represents the adjustment necessary to reflect the 44.6% pro forma minority interest in the Company's pro forma loss before extraordinary item assuming the purchase of Roberts Management occurred on January 1, 1997.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
-------------------------------------------------------------------------------

The accompanying pro forma consolidated statement of operations is presented as if the Company's acquisitions of (1) Roberts Properties Bentley Place, L.P. effective March 1, 1996 for $7,235,000, (2) The Crestmark Club, L.P. effective June 1, 1996 for $19,025,500, (3) Roberts Properties Management, L.L.C. effective April 1, 1997 for $5,900,000, (4) the sale of the Autumn Ridge community on August 26, 1997 for $10,601,000, and (5) the sale of the Windsong community for $9,750,000 had occurred as of January 1, 1996. The acquisitions of Roberts Properties Bentley Place, L.P. and The Crestmark Club, L.P. have been accounted for using the purchase method of accounting. The Company acquired Roberts Properties Management, L.L.C. through a merger. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been had this transaction occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                                            (B)
                                                          ROBERTS
                                                         PROPERTIES                  (D)
                                                         MANAGEMENT                 AUTUMN        (E)
                                                 (A)       L.L.C.        (C)         RIDGE      WINDSONG      PRO FORMA       PRO
                                              HISTORICAL HISTORICAL  ACQUISITIONS  HISTORICAL   HISTORICAL    ADJUSTMENTS    FORMA
                                              ---------- ----------  ------------  ----------   ----------    -----------    -----
OPERATING REVENUES                            $  15,197   $874       $1,118       $(1,470)      $(1,674)      $(874)(F)  $  13,171

OPERATING EXPENSES:
     Personnel                                    1,365                 106          (168)         (178)                     1,125
     Utilities                                      932                  75          (186)          (75)                       746
     Repairs, maintenance and landscaping           956                  65           (86)         (262)                       673
     Real estate taxes                            1,149                 106           (77)          (53)                     1,125
     Management fees to related party               760                                                        (760)(F)          0
     Marketing, insurance and other                 689                  64          (110)          (88)                       555
     General and administrative expenses            926    491                                                               1,417
     Depreciation of real estate assets           4,974      2          286          (579)         (529)        165 (G)      4,319
                                              ------------------------------------------------------------------------------------

          Total operating expenses               11,751    493          702        (1,206)       (1,185)       (595)         9,960

INCOME FROM OPERATIONS                            3,446    381          416          (264)         (489)       (279)         3,211
                                              ------------------------------------------------------------------------------------

OTHER INCOME (EXPENSES):
     Interest income                                353      3            5            (8)           (5)                       348
     Interest expense                            (3,724)               (365)          269           314         (17)(H)     (3,523)
     Amortization of deferred financing costs      (141)                (16)            6                        14 (I)       (137)
     Other amortization expense                     (67)   (19)                                                  19 (J)        (67)
                                              ------------------------------------------------------------------------------------

          Total other income (expenses)          (3,579)   (16)        (376)          267           309          16         (3,379)


INCOME (LOSS) BEFORE MINORITY
INTEREST & EXTRAORDINARY ITEM                      (133)   365           40             3          (180)       (263)          (168)

MINORITY INTEREST                                    52                                                          24 (K)         76
                                              ------------------------------------------------------------------------------------

INCOME (LOSS) BEFORE
EXTRAORDINARY ITEM                            $     (81)  $365       $   40       $     3       $  (180)      $(239)     $     (92)
                                              ====================================================================================
PER SHARE DATA:

     Income (loss) before extraordinary item  $   (0.02)                                                                 $   (0.02)
                                              =========                                                                  =========

     Weighted average common shares
          assumed to be outstanding (L)       3,799,567                                                                  4,154,659
                                              =========                                                                  ---------


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Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the Company's historical consolidated statement of operations for the year ended December 31, 1996.

(B) Reflects the unaudited historical statement of operations for the year ended December 31, 1996 of Roberts Properties Management, L.L.C. ("Roberts Management").

(C) Reflects the Roberts Properties Bentley Place, L.P. unaudited historical statement of operations for the two months ended February 29, 1996, and The Crestmark Club, L.P. unaudited historical statement of operations for the five months ended May 31, 1996, prior to their acquisition by the Company excluding management fees paid to Roberts Management.

(D) On August 26, 1997, the Autumn Ridge community was sold and all of its operating revenues and expenses have been eliminated from the pro forma for the period presented. The sale resulted in a gain of $1,792,000 and extraordinary charges of $326,000 related to debt prepayment for a net gain of $1,466,000 which is not reflected in the pro forma statement of operations.

(E) On January 9, 1998, the Windsong community was sold and all of its operating revenues and expenses have been eliminated from the pro forma for the period presented. The sale resulted in a gain of $1,544,000 on the sale of property and an extraordinary gain of $110,000 on the early extinguishment of indebtedness for a total gain of $1,654,000 which is not reflected in the pro forma statement of operations.

(F) Reflects the elimination of $760,000 of management fees paid to Roberts Management by Roberts Properties Residential, L.P. (the "Operating Partnership") and the elimination of $114,000 of management fees paid to Roberts Management on certain properties prior to their inclusion in the Operating Partnership.

(G) Reflects an increase in depreciation as a result of the purchase of the Bentley Place community ($12,000) and the Crestmark community ($155,000) offset by the elimination of depreciation expense on certain assets held by Roberts Management deemed to have no future value ($2,000).

(H) Reflects (a) the $1,000 reduction in interest expense associated with the payoff of the note payable at the closing of the Bentley Place acquisition, (b) a $73,000 increase in interest expense on the $4,100,000 loan that was placed on the Bentley Place community having a fixed interest rate of 7.10% for a 10-year term with monthly payments of principal and interest based on a 30-year amortization schedule, and (c) a $55,000 decrease in interest expense due to the payment of the Crestmark land loans at the closing of the acquisition of the Crestmark community.

(I) Reflects (a) a $1,000 reduction in amortization expense for the write-off of intangible assets as a result of the Bentley Place acquisition, (b) a $2,000 increase in amortization expense for the estimated loan costs of $73,000 associated with the loan to be secured by the Bentley Place community, and (c) a $15,000 reduction in amortization expense resulting from the write-off of The Crestmark Club, L.P.'s unamortized loan costs.

(J) Reflects the elimination of amortization expense resulting from the cancellation and write-off of Roberts Management's unamortized management contracts.

(K) Represents the adjustment to reflect the 45.0% pro forma minority interest in the Company's pro forma loss before extraordinary item assuming the acquisition of Roberts Management, the Bentley Place community and the Crestmark community had occurred as of January 1, 1996.

(L) Pro forma weighted average shares outstanding reflects historical weighted average shares outstanding for the year ended December 31, 1996 adjusted to give effect to (a) 744,940 shares of common stock issued in connection with the acquisition of Bentley Place, and (b) 699,175 shares issued in the offering of common stock in March and May as if such shares had been issued on January 1, 1996. Earnings per share is unaffected by partners who receive units in the Operating Partnership instead of shares of common stock of the Company because unitholders and shareholders effectively share equally in the income or loss of the Operating Partnership.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS REALTY INVESTORS, INC.

Date:  JANUARY 26, 1998                 By:  /s/ CHARLES R. ELLIOTT
                                             ----------------------------------
                                             CHARLES R. ELLIOTT
                                             CHIEF FINANCIAL OFFICER